Filed pursuant to Rule 497(k)

Registration No. 033-48907

BMO FUNDS, INC.

BMO LGM Emerging Markets Equity Fund

(the “Fund”)

Supplement dated November 26, 2019 to the Summary Prospectus dated

December 28, 2019, as supplemented

The information in the Summary Prospectus under “Management of the Fund – Portfolio Managers” is replaced with the following:

Portfolio Managers. Irina Hunter and Rishikesh Patel co-manage the Fund. Ms. Hunter, a Portfolio Manager at LGM Investments, joined Lloyd George Management (together with LGM Investments and its subsidiaries, “LGM”) in 2007 and has co-managed the Fund since 2011. Mr. Patel, a Portfolio Manager at LGM Investments, joined LGM in 2006 and has co-managed the Fund since 2016.

Thank you for your investment in the BMO Funds. Please contact BMO Funds U.S. Services at 1-800-236-FUND for additional information.

Please retain this supplement with your Summary Prospectus for future reference.